SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 10, 2003


                        FLEETBOSTON FINANCIAL CORPORATION
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
       -------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                1-6366 05-0341324
       -------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                 100 Federal Street, Boston, Massachusetts 02110
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 434-2200
                                                           --------------


       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Materially Important Events.
         ---------------------------------


     On February 10, 2003, Registrant agreed to issue and sell $500,000,000 of its 3.85% Senior Notes due 2008 (the "Notes") under Registration Statement No. 333-72912. The Notes were purchased on February 13, 2003 by Banc of America
Securities LLC, Goldman, Sachs & Co. and Fleet Securities, Inc., as Representatives of the several Underwriters named in Schedule II to the Underwriting Agreement dated February 10, 2003 relating thereto.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     (a)  Financial Statements

          Not applicable

     (b)  Pro Forma Financial Statements

          Not applicable

     (c)  Exhibits

          The following exhibits are filed as part of this report:

          (1) Underwriting Agreement relating to the Notes, dated February 10, 2003, between Registrant and Banc of America Securities LLC, Goldman, Sachs & Co. and Fleet Securities, Inc., as Representatives of the several Underwriters named therein.

          (2) Specimen certificate of the Notes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                           FLEETBOSTON FINANCIAL CORPORATION


                                           By  /s/ Janice B. Liva
                                             -----------------------------------
                                               Janice B. Liva
                                               Assistant Secretary


Date:  February 13, 2003